SUPPLEMENT dated February 1, 2022

to the SUMMARY PROSPECTUS, PROSPECTUS

and STATEMENT OF ADDITIONAL INFORMATION

dated August 1, 2021
of

Value Line Asset Allocation Fund, Inc.

Investor Class (Ticker Symbol: VLAAX)

Institutional Class (Ticker Symbol: (VLAIX)

Effective February 8, 2022, Liane Rosenberg will assume primary responsibility for the day-to-day management of the fixed income portion of the Fund’s portfolio, following the retirement of her co-portfolio manager, Jeffrey Geffen. Steven E. Grant continues to have primary responsibility for the day-to-day management of the Fund’s equity portfolio and its asset allocation. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since 2012.